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                                                                   Exhibit 10.15

                           LIMITED GUARANTEE AGREEMENT

                  LIMITED GUARANTEE AGREEMENT, dated as of October 8, 1999, (this "AGREEMENT") made by FLAG ATLANTIC HOLDINGS LIMITED ("GUARANTOR"), in favor of BARCLAYS BANK PLC, as secured party (in such capacity, the "SECURED PARTY") for the Beneficiaries (as defined below) . Reference is made to the Credit Agreement, dated as of October 8, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among FLAG Atlantic Limited (the "COMPANY"), the Lenders, Barclays Capital, as Lead Arranger, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as syndication agent (in such capacity, the "SYNDICATION AGENT"), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and Barclays Bank plc, as Administrative Agent and Security Agent (the Administrative Agent, together with the Lenders and Lender Counterparties (as herein defined, the "BENEFICIARIES"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans upon the terms and subject to the conditions set forth therein;

                  WHEREAS, subject to the terms and conditions of the Credit Agreement, the Company may enter into one or more Interest Rate Agreements (collectively, the "INTEREST HEDGE AGREEMENTS") with one or more Lenders or Affiliates thereof (in such capacity, collectively, "LENDER COUNTERPARTIES");

                  WHEREAS, the proceeds of the Loans will be used by the Company to finance the construction of the Project;

                  WHEREAS, Guarantor directly owns 50% of the issued and outstanding Capital Stock of the Company, and Guarantor will derive substantial direct and indirect benefit from the making of the Loans;




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                  WHEREAS, it is a condition precedent to the obligations of the
Lenders to make the Loans that Guarantor shall have executed and delivered this Guarantee to the Secured Party for the ratable benefit of the Lenders and Lender Counterparties.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective Loans, Guarantor hereby agrees with the Secured Party, for the ratable benefit of the Beneficiaries, as follows:

SECTION 1.        GUARANTEE

                  1.1. GUARANTEE OF THE OBLIGATIONS. Subject to the provisions of subsection 1.2, Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by acceleration or otherwise pursuant to the last paragraph of Section 7.1 of the Credit Agreement, (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) or any similar provision of any bankruptcy laW); PROVIDED, HOWEVER, that (i) the maximum aggregate amount of the liability of Guarantor hereunder shall be $100,000,000 (the "GUARANTEED OBLIGATIONS") and (ii) the Guaranteed Obligations of Guarantor shall be reduced on a Dollar for Dollar basis by (y) the amount of any equity contribution made by Guarantor to the Company pursuant to the Equity Contribution Agreement on or after the date hereof PLUS (z) (1) the amount of any drawing by the Administrative Agent under Guarantor's Equity Contribution Letter of Credit and
(2) payments by Guarantor under this Guarantee. Such maximum guaranteed amount in effect from time to time is referred to as the "GUARANTEED AMOUNT."

                  1.2. PAYMENT BY GUARANTOR. Subject to subsection 1.1, Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of the Company to pay any of the Obligations when and as the same shall become due by acceleration, (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) or any similar provision of any bankruptcy law), Guarantor will upon demand pay subject to subsection 1.1, or cause to be paid, in cash, to the Secured Party for the ratable benefit of the Beneficiaries, an amount equal to the least


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of (i) the Guaranteed Amount and (ii) the sum of the unpaid principal amount of all Obligations then due as aforesaid, accrued and unpaid interest on such Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Obligations then owed to Beneficiaries as aforesaid.

                  1.3. LIABILITY OF GUARANTOR ABSOLUTE. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Amount. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

                  (a) this Guarantee is a guarantee of payment when due and not of collectibility;

                  (b) subject to subsection 1.2, the Secured Party may enforce this Guarantee upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default;

                  (c) the obligations of Guarantor hereunder are independent of the obliga tions of Company and the obligations of any other guarantor of the obligations of Company, and subject as provided in subsections 3.4, 3.5 and 3.6, a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions;

                  (d) payment by Guarantor of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge any other guarantor's liability for any portion of the Obligations which has not been paid. Without limiting the generality of the foregoing, if Secured Party is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Obligations, such judgment shall, to the fullest extent permitted by applicable law, not be deemed to release such Guarantor from its covenant to pay the portion of the Obligations that is not the subject of such suit, and such judgment shall, to the fullest extent permitted by applicable law, not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other guarantor's liability in respect of the Obligations;



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                  (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Obligations and take and hold security for the payment hereof or the Obligations; (iv) subject as provided in subsections 3.4 and 3.6, release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Obligations, any other guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations; (v) subject as provided in subsections 3.4 and 3.6, enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Interest Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security for the Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the Interest Hedge Agree ments; and

                  (f) this Guarantee and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than a reduction in the Guaranteed Amount as provided in subsection 1.1 or as a result of payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) subject as provided in subsections 3.4 and 3.6, any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or the Interest Hedge Agreements, at law, in equity or otherwise) with


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respect to the Obligations or any agreement relating thereto (including, without limitation, the Equity Contribution Agreement), or with respect to any other guarantee of or security for the payment of the Obligations; (ii) subject as provided in subsections 3.4 and 3.6, any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of, any of the other Credit Documents, any of the Interest Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guarantee or security for the Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Interest Hedge Agreement or any agreement relating to such other guarantee or security; (iii) the Obligations, or any agreement relating thereto (including, without limitation, the Equity Contribution Agreement), at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Interest Hedge Agreements or from the proceeds of any security for the Obligations, except to the extent such security also serves as collateral for indebtedness other than the Obligations) to the payment of indebtedness other than the Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Holdings or any of its Subsidiaries and to any corresponding restructuring of the Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Obligations.

                  1.4. WAIVERS BY GUARANTOR. Except for the rights conferred under subsection 1.2 and subject to subsections 3.4 and 3.6, Guarantor hereby waives, for the benefit of Beneficiaries: any right to require any Beneficiary, as a condition of payment by Guarantor, to proceed against Company, any other guarantor of the Obligations or any other Person, proceed against or exhaust any security held from Company, any such other guarantor or any other Person, proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or pursue any other remedy in the power of any Beneficiary whatsoever; any defense arising by reason of the incapacity, lack


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of authority or any disability or other defense of Company or Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto (including, without limitation, the Equity Contribution Agreement) or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guaranteed Obligations; any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; any defense based upon any Beneficiary's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of Guarantor's obligations hereunder, the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, any rights to set-offs, recoupments and counter claims, and promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Interest Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

                  1.5. GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Guarantor hereby unconditionally and irrevocably agrees not to exercise any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guarantee or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Company with respect to the Obligations, any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary unless and until all of the Guaranteed Obligations shall have been paid in full. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, and indemnifica-


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tion as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Company or against any collateral or security shall be junior and subordinate to any rights any Beneficiary may have against Company and to all right, title and interest any Beneficiary may have in any such collateral or security. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification at any time when all Obligations shall not have been paid in full, such amount shall be held in trust for Secured Party on behalf of Beneficiaries and shall forthwith be paid over to Secured Party for the benefit of Beneficiaries to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms hereof.

                  1.6. SUBORDINATION OF OTHER OBLIGATIONS. Any Indebtedness of Company (other than dividends payable to the Grantor (or any secured party of the Grantor) as such payment and receipt is provided for in the Shareholders Pledge Agreement and the Second Priority Security Agreement) now or hereafter held by Guarantor is hereby subordinated in right of payment to the Obligations, and any such Indebtedness collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Secured Party on behalf of Beneficiaries and shall forthwith be paid over to Secured Party for the benefit of Benefi ciaries to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision hereof.

                  1.7. CONTINUING GUARANTEE. This Guarantee is a continuing Guarantee and shall remain in effect until all of the Obligations shall have been paid in full. Guarantor hereby irrevocably waives any right to revoke this Guarantee as to future transactions giving rise to any Obligations.

                  1.8. AUTHORITY OF GUARANTOR OR COMPANY. It is not necessary for any Beneficiary to inquire into the capacity or powers of Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

                  1.9. FINANCIAL CONDITION OF COMPANY. Any Loan may be granted to Company or continued from time to time, and any Interest Hedge Agreement may be entered into from time to time, in each case without notice to or authorization from Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Interest Hedge Agreement is entered


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into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Company. Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Credit Documents and the Interest Hedge Agreements, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Benefi-ciary.

                  1.10.  BANKRUPTCY, ETC.

                   (a) So long as any Obligations remain outstanding, Guarantor shall not, without the prior written consent of Secured Party acting pursuant to the instructions of Majority Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company or an Equity Contributor under its Equity Contribution Agreement may have by reason of any such bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement proceeding, or by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of Guarantor and Beneficiaries that the Obligations which are guarantied by Guarantor pursuant hereto should be determined without regard to any rule of law or order which may relieve Company of any portion of such Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Secured Party, or allow the claim of Secured Party


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in respect of, any such interest accruing after the date on which such proceeding is commenced.

                  (c) In the event that all or any portion of the Obligations are paid by Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes hereunder.

                  1.11. NOTICE OF EVENTS. As soon as Guarantor obtains knowledge thereof, Guarantor shall give Secured Party written notice of any condition or event which has resulted in a material adverse change in the financial condition of Guarantor or Company or a breach of or noncompliance with any term, condition or covenant contained herein, any other Credit Document, any Interest Hedge Agreement or any other document delivered pursuant hereto or thereto.

SECTION 2.        REPRESENTATIONS AND WARRANTIES

                  In order to induce Beneficiaries to accept this Guarantee and to enter into the Credit Agreement and to make the Loans thereunder, Guarantor hereby represents and warrants to Beneficiaries that the following statements are true and correct:

                  2.1. CORPORATE EXISTENCE. Guarantor is a company duly organized and validly existing under the laws of the jurisdiction of its organization (and, to the extent applicable in such jurisdiction, is in good standing under the laws of such jurisdiction) and is duly qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of its business or the ownership or lease of its assets requires such qualification, except in the case of any such other jurisdiction, where the failure to be so qualified could not reasonably be expected to have a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole; (ii) the ability of any Guarantor to fully and timely perform its obligations under this Guarantee; (iii) the legality, validity, binding effect or enforceability against Guarantor of this Guarantee; or (iv) the rights, remedies and benefits available to, or conferred upon, the Secured Party (a "MATERIAL ADVERSE EFFECT").


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(a) No filing, recording, publishing or other act is necessary or appropriate in connection with the establishment of Guarantor except those which have been duly made or performed and except where the failure to so file, record, publish or act could not reasonably be expected to have a Material Adverse Effect.

(b) Prior to the Closing Date, Guarantor has not engaged in business other than that incidental to the development, construction, installation, maintenance and operation of the Project, the marketing and disposition of Capacity and activities incidental thereto, and Guarantor has no obligations or liabilities (contingent or otherwise) other and as previously disclosed to the Agent than those related to the conduct of such business.

                  2.2. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

(a) Guarantor has full corporate power and authority to conduct its business as now conducted and to execute, deliver and perform this Guarantee.

(b) Guarantor has taken all necessary corporate and legal action to authorize this Guarantee on the terms and conditions set forth herein and to authorize the execution, delivery and performance hereof.

(c) This Guarantee has been duly executed and delivered by Guarantor and constitutes upon execution and delivery thereof by Guarantor, a legal, valid and binding obligation of Guarantor enforceable against Guarantor, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

2.3. NO LEGAL BAR TO THIS GUARANTEE. The execution, delivery and performance by Guarantor of this Guarantee, (i) will not violate or result in a breach of any Applicable Law, (ii) will not violate or result in a default under any Contractual Obligation of Guarantor (which violation or default could reasonably be expected to have a Material Adverse Effect) and (iii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of Guarantor, except for Permitted Liens.


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SECTION 3.        MISCELLANEOUS

                  3.1. SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guarantee and the other Transaction Documents and any increase in the Commitments under the Credit Agreement.

                  3.2. NOTICES. Any communications between Secured Party and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Secured Party or Guarantor shall not be effective until received.

                  3.3. SEVERABILITY. In case any provision in or obligation under this Guarantee shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  3.4. PARALLEL ACTION. On the date hereof, GTS TransAtlantic Holdings, the owner of a 50% equity interest in the Company ("GTS Sponsor"), has entered into a Limited Guarantee Agreement dated the date hereof with provisions corresponding to the provisions hereof for the Guarantee of the Guaranteed Obligations by GTS Sponsor. In the event that GTS Sponsor is in default of its obligations under its Limited Guarantee Agreement and the Guarantor is in default of its obligations under this Guarantee, then the Administrative Agent agrees that it will act in parallel to initiate remedies available under the respective Limited Guarantee Agreements whether such initiative is by demand, drawing upon the Equity Contribution Letter of Credit (and the corresponding letter of credit provided by the letter of credit Issuer of GTS Sponsor) or exercise of remedies of enforcement available pursuant to the respective Limited Guarantee Agreements. Except as expressly provided for herein, this undertaking shall in no respect diminish or delay the exercise by the Administrative Agent of all rights available pursuant to the Guarantor's Equity Contribution Letter of Credit, the letter of credit provided by the letter of credit Issuer of GTS Sponsor and the respective Limited Guarantee Agreements. Notwithstanding anything to the contrary provided for in this Guarantee, in the event that the exercise of rights by the Administrative Agent under either


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Limited Guarantee Agreement should be delayed, deferred, enjoined or for any other reason whatsoever the Administrative Agent is unable to exercise in full or realize in full its rights and obligations under either Limited Guarantee Agreement, the Administrative Agent may proceed in the exercise of its remedies under the other Limited Guarantee Agreement to the fullest extent permitted by law. It is expressly acknowledged by the Administrative Agent that the Limited Guarantee Agreement entered into by GTS Sponsor has a provision corresponding to this provision.

                  3.5. CONFIRMATION. It is confirmed by the Company and the Secured Party that GTS Transatlantic Limited ("GTS SPONSOR") has entered into a Limited Guarantee Agreement (the "GTS LIMITED GUARANTEE AGREEMENT") on substantially the same terms as the terms of this Guarantee.

                  3.6. CALLS AND DEMANDS. It is agreed that the Secured Party will to the extent that equal amounts are due under each such agreements, make parallel calls and demands under this Guarantee and the GTS Limited Guarantee Agreement (and if required under any supporting Letters of Credit) at the same time and for the same amounts and (without prejudice to subsection 3.4) will use all reasonable endeavors to enforce such calls and demands with a view to treating the Guarantor and the GTS Sponsor on an equal footing and that, subject to the provisions of subsections 3.4 and 3.5 of this Guarantee, the initial amount so demanded or drawn under the Equity Letter of Credit shall be equal to not more than half of the amount necessary to repay and discharge all Obligations; provided, however, that such calls and demands shall be made without prejudice to the obligations of the Guarantor under subsections 1.1 and
1.2 of this Guarantee.

                  3.7. AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guarantee, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Secured Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  3.8. HEADINGS. Section and subsection headings in this Guarantee are included herein for convenience of reference only and shall not constitute a part of this Guarantee for any other purpose or be given any substantive effect.


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                  3.9. APPLICABLE LAW. THIS GUARANTEE AND THE RIGHTS AND
OBLIGATIONS OF GUARANTOR AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITH OUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  3.10. SUCCESSORS AND ASSIGNS. This Guarantee is a continuing Guarantee and shall be binding upon Guarantor and its successors and assigns. This Guarantee shall inure to the benefit of Beneficiaries and their respective successors and assigns. Guarantor shall not assign this Guarantee or any of the rights or obligations of Guarantor hereunder without the prior written consent of the Majority Lenders. The terms and provisions of this Guarantee shall inure to the benefit of any transferee or assignee of any Loan transferred or assigned in accordance with the provisions of the Credit Agreement, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  3.11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTEE, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPER TIES, IRREVOCABLY

                  (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (b)  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (c) DESIGNATES AND APPOINTS FLAG TELECOM USA LIMITED WITH OFFICES AT 570 LEXINGTON AVENUE, 38TH FLOOR, NEW YORK, NY 10022, OR SUCH OTHER PERSONS LOCATED IN NEW YORK STATE AS MAY HEREAFTER BE SELECTED BY THE GUARANTOR AND AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS

IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2 PROVIDED THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF SUCH PROCESS. IF ANY AGENT APPOINTED BY THE GUARANTOR REFUSES TO ACCEPT SERVICE, THE GUARANTOR HEREBY AGREES THAT SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE GUARANTOR IN THE STATE OF NEW YORK MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2, AND THE GUARANTOR HEREBY ACKNOWLEDGES THAT SUCH SERVICE SHALL BE EFFECTIVE AND BINDING IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (d) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 3.11 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  3.12. WAIVER OF TRIAL BY JURY. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY EACH HEREBY AGREES TO WAIVE, TO THE EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTEE. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, each Beneficiary each (i) acknowledges that this waiver is a material inducement for Guarantor and Beneficiaries to enter into a business relationship, that Guarantor and Beneficiaries have already relied on this waiver in entering into this Guarantee or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings with respect to the transaction contemplated hereby and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 3.12 AND EXECUTED BY SECURED PARTY
AND GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTEE. In the event of litigation, this Guarantee may be filed as a written consent to a trial by the court.

                  3.13. NO OTHER WRITING. This writing is intended by Guarantor and Beneficiaries as the final expression of this Guarantee and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guarantee. There are no conditions to the full effectiveness of this Guarantee.

                  3.14. FURTHER ASSURANCES. At any time or from time to time, upon the request of Secured Party, Guarantor shall execute and deliver such further documents and do such other acts and things as Secured Party may reasonably request in order to effect fully the purposes of this Guarantee.

                  3.15. SECURED PARTY AS AGENT.

(a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guarantee and the Credit Agreement.

(b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Guarantee; removal of Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute removal as Secured Party under this Guarantee; and appointment of a successor Administrative Agent pursuant to Article IX of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Guarantee. Upon the acceptance of any appointment as Administrative Agent under Article IX of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Guarantee, and the retiring or removed Secured Party under this Guarantee shall promptly (i) transfer to such successor Secured Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Guarantee, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the rights created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Guarantee. After any retiring or removed Secured Party's resignation or removal hereunder as Secured Party, the provisions of this Guarantee shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guarantee while it was Secured Party hereunder.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                            FLAG ATLANTIC HOLDINGS LIMITED

                                            By: /s/ Edward McCormack
                                                --------------------------------
                                                  Name: Edward McCormack
                                                  Title:

                                            BARCLAYS BANK PLC, as Secured Party

                                            By: /s/ L. Peter Yetman
                                                --------------------------------
                                                  Name: L. Peter Yetman
                                                  Title: Director



                                       S-2